SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         April 25, 1997

ADVANTA Home Equity Loan Trust 1996-4

New York                33-99510                           "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the March, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the March, 1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-1, Class A issued by the ADVANTA Home Equity Loan Trust 1997-1.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the March, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-1, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-1.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-1

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



April 29, 1997

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-1

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1       141,000,000.00  141,000,000.00         804,875    3,529,915.6      4,334,790.67
A-2         82,000,000.0    82,000,000.0         485,166                        485,166.67
A-3         11,500,000.0    11,500,000.0           70,91                          70,916.67
A-4         34,015,000.0    34,015,000.0         216,845                        216,845.63
A-5         29,835,000.0    29,835,000.0         182,739                        182,739.38
A-6       168,000,000.00  168,000,000.00         694,166    2,673,032.8      3,367,199.52
M-1F        10,200,000.0    10,200,000.0           65,02                          65,025.00
M-1A        12,600,000.0    12,600,000.0           53,46                          53,462.50
M-2F        22,100,000.0    22,100,000.0         143,650                        143,650.00
M-2A        10,500,000.0    10,500,000.0           45,79                          45,791.67
B-1F          9,350,000.      9,350,000.           63,50                          63,502.08
B-1A        18,900,000.0    18,900,000.0           87,93                          87,937.50
R                                                                                              -

Totals    550,000,000.00  550,000,000.00      2,914,078.    6,202,948.5      9,117,027.29

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                       137,470,084.33      6.850000%       6.850000%
A-2                                         82,000,000.0      7.100000%       7.100000%
A-3                                         11,500,000.0      7.400000%       7.400000%
A-4                                         34,015,000.0      7.650000%       7.650000%
A-5                                         29,835,000.0      7.350000%       7.350000%
A-6                                       165,326,967.15      5.950000%       5.950000%
M-1F                                        10,200,000.0      7.650000%       7.650000%
M-1A                                        12,600,000.0      6.110000%       6.110000%
M-2F                                        22,100,000.0      7.800000%       7.800000%
M-2A                                        10,500,000.0      6.280000%       6.280000%
B-1F                                          9,350,000.      8.150000%       8.150000%
B-1A                                        18,900,000.0      6.700000%       6.700000%
R                                                             0.000000%       0.000000%

Totals                                    543,797,051.48

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WCR5                1000        5.708333      25.034863       30.743196     974.965137
A-2        00755WCS3                1000        5.916667              0        5.916667           1000
A-3        00755WCT1                1000        6.166667              0        6.166667           1000
A-4        00755WCU8                1000           6.375              0           6.375           1000
A-5        00755WCV6                1000           6.125              0           6.125           1000
A-6        00755WC27                1000        4.131944       15.91091       20.042854      984.08909
M-1F       00755WCW4                1000           6.375              0           6.375           1000
M-1A       00755WDA1                1000        4.243056              0        4.243056           1000
M-2F       00755WCX2                1000             6.5              0             6.5           1000
M-2A       00755WDB9                1000        4.361111              0        4.361111           1000
B-1F       00755WCY0                1000        6.791666              0        6.791666           1000
B-1A       00755WDC7                1000        4.652778              0        4.652778           1000
R          AM9701112                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc      3,021,621.         383,306
        % of Pool Balanc         0.8955%         0.1136%        0.0000%         0.0000%        0.0000%
        Number of Loans               54               8              0               0              0
        % of Loans               0.9609%         0.1424%        0.0000%         0.0000%        0.0000%
Group 2 Principal Balanc      3,591,888.
        % of Pool Balanc         1.7163%         0.0000%        0.0000%         0.0000%        0.0000%
        Number of Loans               41               0              0               0              0
        % of Loans               2.0521%         0.0000%        0.0000%         0.0000%        0.0000%

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  340,000,028.    211,050,042.   551,050,070.
Principal Reduction                                           2,573,687        1,770,73      4,344,427
Ending Aggregate Mortgage Loan Balance                   #############   209,279,302.86 #############

Beginning Aggregate Mortgage Loan Count                            5658            2014           7672
Ending Aggregate Mortgage Loan Count                               5620            1998           7618

Weighted Average Coupon Rate                                 11.004593%      10.689493%     10.883911%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              285,00            73,4         358,41
Curtailments
Prepayments                                                   2,288,679        1,697,33      3,986,015
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     2,573,687        1,770,73      4,344,427

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     118,53            75,7         194,28
Less: Amounts to Cover Interest Shortfalls
Less: Delinquent Service Fees                                      23,1            12,1           35,3
Collected Servicing Fees for Current Period:                       95,3            63,5         158,88

Advanced Principal                                                 11,5              1,           13,1
Advanced Interest                                                498,08           266,2         764,30

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1           2,288,679.                         956,228
A-2
A-3
A-4
A-5
A-6           1,697,336.                         902,293
M-1F
M-1A
M-2F
M-2A
B-1F
B-1A
R

Total         3,986,015.                      1,858,521.

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             12.343435%                       956,228.         956,256    9,010,000.0
Group II       No             20.068874%      1,050,042.       902,293.      1,952,335.    8,400,000.0

Total                                           1,050,07      1,858,521        2,908,59    17,410,000.

TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                         4,198,370.41

        Principal Collected:                                4,331,237.72

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                             -

        Delinquency Advances on Mortgage Interest:             764,303.71

        Delinquency Advances on Mortgage Principal               13,189.64

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                8,231.10

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                            9,315,332.58

LESS:

        Servicing Fees (including PPIS):                       194,287.21

        Dealer Reserve:                                                       -

        Trustee Fees:                                              4,018.08

        Insurance Premiums:                                   N/A

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                             198,305.29

        Total Available Funds:                                                             9,117,027.2